                                                                    Exhibit 99.1

                    ASSIGNMENT AND ASSUMPTION AGREEMENT (UK)

      THIS ASSIGNMENT AND ASSUMPTION AGREEMENT ("Agreement"), dated as of January __, 2005, is entered into by and between Citel Technologies Limited, company number 02459517, a corporation organized under the laws of England and Wales ("Purchaser"), and Verso Technologies, Inc., a Minnesota corporation, MCK Communications, Inc., a Nevada corporation, MCK Communications, Inc., a Delaware corporation, MCK Telecommunications Inc., a Yukon Territory corporation, and Digital Techniques, Inc., a Texas corporation (collectively, "Sellers"), pursuant to the Asset Purchase Agreement (as amended, supplemented or otherwise modified from time to time in accordance with its terms), (the "Asset Purchase Agreement"), dated as of January 21, 2005, by and among Purchaser, Sellers, Citel Technologies, Inc., a Delaware corporation, and MCK Canada Operations Inc., a corporation organized under the laws of British Columbia. Each of the Purchaser and Sellers is referred to herein individually as a "Party" and together as the "Parties." Capitalized terms used herein but not defined herein shall have the meanings set forth in the Asset Purchase Agreement.

                                    RECITALS:

      WHEREAS, pursuant to Section 2.1(j) of the Asset Purchase Agreement, Sellers and Purchaser have agreed that the Purchaser shall purchase, acquire, accept and assume from Sellers, all of each Seller's right, title and interest in, to and under, and all obligations under or relating to, the Contracts set forth on Annex A hereto (the "Assigned Contracts"); and

      WHEREAS, pursuant to Section 3.1 of the Asset Purchase Agreement and subject to Section 3.2 thereto, Sellers and Purchaser have agreed that the Purchaser shall assume and become liable for each of the Liabilities set forth on Annex B hereto (the "Assumed Liabilities").

      NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, each Party hereby agrees as follows:

      1. Assignment and Assumption of Assigned Contracts. Upon the terms and subject to the condition set forth in the Asset Purchase Agreement from and after the Closing, (a) each Seller does hereby assign and delegate to Purchaser all of such Seller's right, title and interest in, to and under, and all obligations under or relating to, the Assigned Contracts and (b) Purchaser does hereby assume and agrees to pay, defend, discharge and perform as and when due all Liabilities and obligations to perform arising under or relating to each of the Assigned Contracts, except Liabilities, even if arising post-Closing, for performance under the Assigned Contracts prior to Closing.

      2. Assumption of Assumed Liabilities. Upon the terms and subject to the condition set forth in the Asset Purchase Agreement, Purchaser does hereby assume, and from and after the Closing shall be obligated to pay, perform and discharge when due the Assumed Liabilities. Purchaser assumes no Excluded Liabilities, and the parties hereto agree that all such Excluded Liabilities shall remain the sole responsibility of Sellers.

                                        Assignment and Assumption Agreement (UK)

      3. Relationship to Asset Purchase Agreement. Sellers make no express or implied representations or warranties in this Agreement of any kind whatsoever with respect to the Assigned Contracts. This Agreement in no way defeats, limits, alters, impairs, enhances or enlarges any right, obligation, claim or remedy under the Asset Purchase Agreement, including any rights the Parties may have under the representations, warranties and indemnities set forth therein. If any provision of this Agreement is construed to conflict with a provision of the Asset Purchase Agreement, the provision in the Asset Purchase Agreement shall be deemed controlling.

      4. Governing Law; Waiver of Jury Trial. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within that State, without reference to its conflict of laws rules. Each of the Sellers and Purchaser irrevocably consents to the service of process in any action or proceeding hereunder by the mailing of copies thereof by registered or certified airmail, postage prepaid, to the address specified in Section 15.4 of the Asset Purchase Agreement. The foregoing shall not limit the rights of any Party to serve process in any other manner permitted by applicable law or regulation or to obtain execution of judgment in any other jurisdiction.

      5. Binding Effect; Assignment: No Third Party Beneficiary. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, each of the Sellers and Purchaser and its respective successors and assigns. Neither this Agreement nor any rights hereunder shall be assignable by any Party without the prior written consent of the other Party. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

      6. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to constitute an original, but all of which together shall constitute one and the same document.

                  [Remainder of Page Intentionally Left Blank]

                                                                         Assignm

      IN WITNESS WHEREOF, the Parties have caused this Assignment and Assumption Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

SELLERS:                                       MCK Communications, Inc. (NV)
Verso Technologies, Inc.
                                               By:/s/ Juliet M. Reising
By:/s/ Juliet M. Reising                          ------------------------------
   --------------------------------            Name: Juliet M. Reising
Name: Juliet M. Reising                             ----------------------------
     ------------------------------            Title: Vice President
Title: Executive Vice President and                   --------------------------
       Chief Financial Officer
      -----------------------------            MCK Telecommunications Inc.

MCK Communications, Inc. (DE)                  By: Juliet M. Reising
                                                  ------------------------------
By: /s/ Juliet M. Reising                      Name: Juliet M. Reising
   --------------------------------                 ----------------------------
Name: Juliet M. Reising                        Title: President
     ------------------------------                  ---------------------------
Title: Vice President
      -----------------------------

Digital Techniques, Inc.

By: /s/ Juliet M. Reising
   --------------------------------
Name: Juliet M. Reising
     ------------------------------
Title: Vice President
      -----------------------------

PURCHASER:                                     CIKL Technologies Limited
Citel Technologies Limited
                                               By:/s/ Nicholas G. Gretton
By: /s/ Michael Joseph Robinson                   ------------------------------
   --------------------------------            Name: Nicholas G. Gretton
Name: Michael Joseph Robinson                       ----------------------------
     ------------------------------            Title: Secretary
Title: Chief Executive Officer                       ---------------------------
                                                                        Assignm

                                     ANNEX A

                               ASSIGNED CONTRACTS

SCHEDULE 2.1(j): CONTRACTS - The Assigned Contracts are those identified with an X in the Purchased Asset column.

MATERIAL SOFTWARE LICENSE AGREEMENTS


MCK PARTY          COUNTERPARTY                      AGREEMENT                             LICENSED PRODUCTS
---------          ------------                      ---------                             -----------------
MCK-MA        Sipro Lab Telecom Inc.      License Agreement for G.729 Annex A    G.729 Annex A
MCK-?         Integrated Systems Inc.     Software License & Distribution        SNMP and MIB compiler
                                          Agreement

MCK-?         Rapid Logic, Inc.           Software License Agreement             WebControl Integration Tool, WebControl target
                                                                                 software, MIBway SNMP MIB
MCK-?         Signal Processing           Software License Agreement             G.729 Annex A
              Associates Pty Ltd
MCK-DE        Sylantro Systems            License Agreement                      MGCP stack, MGCP extensions, XML code, registration
              Corporation                                                        and authentication code, diagnostic and boot and
                                                                                 remote software functionality, basic and extended
                                                                                 business call flows, sample and test code
MCK-?         Open Systems Solutions,     Software License Agreement             OSS ASN.1 Compiler for Windows NT
              Inc.

MCK-?         Open Systems Solutions,     Software License Agreement             OSS ASN.1 tools for Vx Works; BER encoder/decorder,
              Inc.                                                               PER encoder/decoder, DER encoder/decoder

                                          AGREEMENT DATE          PURCHASED ASSET     EXCLUDED ASSET      CONSENT REQUIRED
MCK PARTY          COUNTERPARTY             MM/DD/YY              SCHEDULE 2.1(j)     SCHEDULE 2.2        SCHEDULE 5.3
---------          ------------             --------              ---------------     ------------        ------------
MCK-MA        Sipro Lab Telecom Inc.        12/15/00                   X                                       Yes
MCK-?         Integrated Systems Inc.       01/05/99                   X                                       Yes

MCK-?         Rapid Logic, Inc.             03/31/99                   X                                        No

MCK-?         Signal Processing             10/21/98                   X                                       Yes
              Associates Pty Ltd
MCK-DE        Sylantro Systems              05/10/01                   X                                       Yes
              Corporation
MCK-?         Open Systems Solutions,       License No. 7791           X                                       Yes
              Inc.

MCK-?         Open Systems Solutions,       License No. 7792           X                                       Yes
              Inc.

                                        Assignment and Assumption Agreement (UK)


  TYPE             ACCOUNT NUMBER                     MCK PARTY                                COUNTERPARTY
  ----             --------------                     ---------                                ------------
MCK-DE          Trillium Digital Systems,   Software License Agreement       Frame Relay Control Protocol, Q.9222, VxWorks/Tornado
                Inc.                                                         Systems Services, MOS Binary-Sun C for Solaris 2.X,
                                                                             MTSS-Windows NT Binary, GCP-Media Gateway, GCP-Media
                                                                             Gateway Controller

No copy         WindRiver Systems, Inc.     License Agreement
MCK-?           Analog Devices, Inc.        Customer License Agreement       G.729A
MCK-?           Technology Rendezvous,      Software License Agreement       Flash Media Manager
                Inc.

                                              AGREEMENT            PURCHASED ASSET         EXCLUDED ASSET      CONSENT REQUIRED
  TYPE             ACCOUNT NUMBER           DATE MM/DD/YY          SCHEDULE 2.1(j)          SCHEDULE 2.2         SCHEDULE 5.3
  ----             --------------           -------------          ---------------          ------------         ------------
MCK-DE          Trillium Digital Systems,   02/04/00;                     X                                          Yes
                Inc.                        amended
                                            05/09/00

No copy         WindRiver Systems, Inc.     10/11/99                      X                                        No copy
MCK-?           Analog Devices, Inc.        08/23/99                      X                                          Yes
MCK-?           Technology Rendezvous,      07/07/98                      X                     Open                 Yes
                Inc.

LICENSED SOFTWARE

                                                                                                  PURCHASED ASSET    EXCLUDED ASSET
    ITEM                         DESCRIPTION                                                      SCHEDULE 2.1(j)     SCHEDULE 2.2
    ----                         -----------                                                      ---------------     ------------
Schematic Capture    Protel 99SE version 6.67                                                            X
                     eProduct Designer (Mentor Graphics)                                                 X

FPGA/PLD             Synplify version 7.5.1                                                              X
                     Aldec Active HDL version 6.3                                                        X
                     Altera Quartus II version 4.0                                                       X
                     Xilinx ISE version 6.2i                                                             X
                     Altera Nios Development Kit Cyclone Edition NIOS II version 1.0                     X

DSP                  ADI Visual DSP Version 1.2 and 1.6 complier                                         X
                     ADDS-BF533-EZLITE Development Kit                                                   X
                     ADDS-2192-12EXLITE Development Kit                                                  X

                                        Assignment and Assumption Agreement (UK)

                                                                                                  PURCHASED ASSET    EXCLUDED ASSET
    ITEM                          DESCRIPTION                                                     SCHEDULE 2.1(j)     SCHEDULE 2.2
    ----                          -----------                                                     ---------------     ------------
                     ADDS-2189M-EZLITE Development Kit                                                   X
                     ADDS-2191-EZLITE Development Kit                                                    X
                     ADDS-218x - EZ-ICE Development Kit                                                  X
                     G711 CODEC ADI Source Code                                                          X
                     G726 CODEC ADI Source Code                                                          X
                     DTMF Detector ADI Source Code                                                       X
                     GSM CODEC ADI Source Code                                                           X
                     VAD Silence Detector ADI Source Code                                                X
                     883 Line EC ADI Source Code                                                         X
                     G.165 Acoustical EC Analogical Source Code                                          X
                     G.723 CODEC Library SPA-DOCSPG-006 Rev D                                            X
                     G.729a CODEC Library SPA-SWASPG-016 Rev A                                           X
                     G.168 EC Library SPA-DEVMKT-014 Rev A                                               X
                     Code Composer v1.2 and v2.00 compiler                                               X
Software             Windriver VxWorks (Tornado 1 & 2)
                       VxWorks 5.4/BSP 1.2/Tornado 1.x/Tornado 2.0 & 1.0.2                               X
                     Trillium Frame Relay and MGCP stacks                                                X
                     Elemedia H.323 stack                                                                X
                     Sylantro MGCP stack                                                                 X
                     Windriver Envoy SNMP v2 compiler                                                    X
                     Packeteer Packetwise traffic shaping                                                X
                     Rapid Logic Web Server                                                              X
                     Motorola M68HC11EVM Development Kit                                                 X
                     Atlas ACE360/2T1 Volcano Development Kit                                            X
                     Dallas DS2151DK Development Kit                                                     X
                     Rockwell AK56-D190 Development Kit                                                  X
                     Telesoft ISDN Stack                                                                 X
                     Intertools Compiler                                                                 X
                     Borland Compiler                                                                    X
                     Araxismerge (Diff tool)                                                             X
                     Telco Sys Brick API rev 10                                                          X
                     Telco Sys Brick ISA PC API Interface                                                X
                     Mapletree Net OEM Development Kit                                                   X
                     Starbase Code Wright version 6.5a                                                   X

                                        Assignment and Assumption Agreement (UK)

                                                                                                  PURCHASED ASSET    EXCLUDED ASSET
    ITEM                                 DESCRIPTION                                              SCHEDULE 2.1(j)     SCHEDULE 2.2
    ----                                 -----------                                              ---------------     ------------
                     Rational Rose C++ Pro version 2002.05.20                                            X
                     Syntrillum Cool Edit Pro version 2.1                                                X
                     Symantec Procomm Plus version 4.8                                                   X
                     Vmware Workstation version 4.5.2                                                    X
                     Microsoft Visual Studio .NET 2002 version v7.0.9466                                 X
                     VisionCLICK Rev 7.70A                                                               X
                     Advin Captain NT v1.63                                                              X
                     DriverLINX Port I/O driver                                                          X
                     Max+plus II 10.23 programmer                                                        X
                     GoodTech Telnet Server V4.0                                                         X
                     Hexedit                                                                             X
                     Infographics Allegro Interface                                                      X
                     TCS M3905 Sets Rel 3                                                                X
                     Rational Rose Professional                                                          X
                     TCS West 6.0s/w w/English Document                                                  X
                     Upgrade Norstar, MICS 6.1                                                           X
                     Upgrade NEC 2400                                                                    X
                     Nortel Networks Software (Purchased Tool)                                           X
                     Schiff InstallShield Professional v7.0                                              X
                     Networks Ahead Virus Defense SW                                                     X
                     Astaro ASL Pro Addition                                                             X

SOFTWARE APPLICATIONS

                                                               PURCHASED ASSET         EXCLUDED ASSET
                  DESCRIPTION                                  SCHEDULE 2.1(j)          SCHEDULE 2.2
                  -----------                                  ---------------          ------------
Agile Software v.6.00                                                 X
Expandable II (ERI)                                                   X
Great Plains (ERP)                                                                           X
Siebel (CRM)                                                          X
Visual (ERP)                                                          X

                                        Assignment and Assumption Agreement (UK)

APPLICATION DATABASES:

                                                               PURCHASED ASSET         EXCLUDED ASSET
                DESCRIPTION                                    SCHEDULE 2.1(j)          SCHEDULE 2.2
                -----------                                    ---------------          ------------
Agile database                                                        X
Expandable II database                                                X
Great Plains database                                                                        X
Siebel Database                                                       X
Visual database                                                       X

OPEN SOURCE, PUBLIC SOURCE, OR FREEWARE (SCHEDULE 5.7(g))

                                                                                                                PURCHASED ASSET
    OPEN SOURCE PRODUCT USED            MCK PRODUCT USING THE OPEN SOURCE SOFTWARE           LICENSE FORM       SCHEDULE 2.1(j)
    ------------------------            ------------------------------------------           ------------       ---------------
zmodem code                             M2 code base, GW2, GW1, 7000, 6000,                   GNU General             X
GNU I/O libraries as supplied by
 Windriver Systems in VxWorks           M2 code base.  GW2, GW1, 7000, 6000, 4000             GNU General             X
Menu libraries for UI display           M2 code base.  GW2, GW1, 7000, 6000, 4000             GNU General             X

PROTOCOL LICENSE AGREEMENTS

Note: Certain of the agreements listed below also appear in the tables under the distributor, OEM and reseller category because those agreements include a distribution component as well as a protocol license.

                                                                                                                     AGREEMENT DATE
           AGREEMENT                                    MCK PARTY                    COUNTERPARTY                       MM/DD/YY
           ---------                                    ---------                    ------------                       --------
Development/manufacturing                                 MCK-NV               ABS Business Systems (Alcatel)           04/27/99
Protocol Specification License Agreement                  MCK-?                Ericsson Business Networks AB            02/15/00
Supply Agreement                                          MCK-?                Ericsson Business Networks AB            08/01/00
Distribution Agreement                                    MCK-DE               Iwatsu America, Inc.                     07/31/00

                                                          PURCHASED ASSET             EXCLUDED ASSET               CONSENT REQUIRED
           AGREEMENT                                      SCHEDULE 2.1(j)              SCHEDULE 2.2                  SCHEDULE 5.3
           ---------                                      ---------------              ------------                  ------------
Development/manufacturing                                                                     X                          Yes
Protocol Specification License Agreement                          X                                                       No
Supply Agreement                                                  X                                                       No
Distribution Agreement                                            X                                                      Yes

                                        Assignment and Assumption Agreement (UK)

                                                                                                                     AGREEMENT DATE
           AGREEMENT                                    MCK PARTY                    COUNTERPARTY                       MM/DD/YY
           ---------                                    ---------                    ------------                       --------
Agreement and License                                     MCK-?                Lucent Technologies, Inc.                08/20/98
Agreement No. LFM305D                                     MCK-NE               Lucent Technologies, Inc.                02/15/96
License Agreement                                         MCK-?                Mitel Corporation                        06/04/92
Product Development and Distribution Agreement            MCK-DE               NEC America, Inc.                        01/25/00
Product Development and Distribution Agreement            MCK-NV               NEC America, Inc.                        01/22/99
Intellectual Property License Agreement                   MCK-DE               NEC America, Inc. and NEC                11/14/03
                                                                               Infrontia, Inc.

Product Development Agreement                             MCK-NV               NEC Corporation and NEC America,         01/31/97
                                                                               Inc.

OEM Agreement                                             MCK-DE               Nitsuko America                          07/26/00
Interface License Agreement                               MCK-?                Northern Telecom Canada Limited          07/21/90
Interface License Agreement                               MCK-?                Northern Telecom Inc.                    03/27/92
Development Agreement                                     MCK-DE               Panasonic Communications Co.,            12/10/03
                                                                               Ltd.

Distributor Agreement                                     MCK-DE               Toshiba America Information              04/17/00
                                                                               Systems, Inc.

                                                          PURCHASED ASSET             EXCLUDED ASSET               CONSENT REQUIRED
           AGREEMENT                                      SCHEDULE 2.1(j)              SCHEDULE 2.2                  SCHEDULE 5.3
           ---------                                      ---------------              ------------                  ------------
Agreement and License                                                                         X                          Yes
Agreement No. LFM305D                                                                         X                          Yes
License Agreement                                                                             X                          Yes
Product Development and Distribution Agreement                    X                                                      Yes
Product Development and Distribution Agreement                    X                                                      Yes
Intellectual Property License Agreement                    See note below*             See note below*                   Yes

Product Development Agreement                              See note below*             See note below*                   Yes

OEM Agreement                                              See note below*             See note below*                   Yes
Interface License Agreement                                See note below*             See note below*                   Yes
Interface License Agreement                                See note below*             See note below*                   Yes
Development Agreement                                             X                                                      Yes

Distributor Agreement                                             X                                                      Yes

SCHEDULE 2.1(i): RIGHTS OF INDEMNITY

      Certain contracts between certain of the Sellers and their customers and vendors contain indemnity provisions. Purchaser will obtain the rights to such indemnity provisions for contracts that are duly assigned to or assumed by Purchaser.

                                        Assignment and Assumption Agreement (UK)

                                     ANNEX B

                               ASSUMED LIABILITIES

Any Liability arising after the Closing Date under the Contracts that are included among the Assets in Annex A, other than any Liability arising out of or relating to a Seller's breach of such Contract that occurred on or before the Closing Date.

                                        Assignment and Assumption Agreement (UK)